UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                October 23, 2003
                Date of Report (Date of earliest event reported)


                                    VIAD CORP
             (Exact name of registrant as specified in its charter)



         DELAWARE                     001-11015                  36-1169950
(State or other jurisdiction of      (Commission             (I.R.S. Employer
incorporation or organization)       file number)            Identification No.)


 1850 N. CENTRAL AVE., PHOENIX, ARIZONA                         85077
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code (602) 207-4000


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Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

    (a) Not applicable.

    (b) Not applicable.

    (c) Exhibits
         99.1 - Press release dated October 23, 2003, issued by Viad Corp.

Item 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 23, 2003, Viad Corp (the "Company") issued a press release announcing its unaudited financial results for the third quarter ended September 30, 2003 and its outlook for the balance of 2003. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in this current report on Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this current report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             VIAD CORP
                                            (Registrant)

October 23, 2003                             By /s/ G. Michael Latta
                                             -----------------------
                                             G. Michael Latta
                                             Vice President - Controller
                                             (Chief Accounting Officer
                                             and Authorized Officer)